EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Pierre Bellon
                                                        ------------------------
                                                        Pierre Bellon


                                   Exh. 24-1

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Remi Baudin
                                                        ------------------------
                                                        Remi Baudin


                                   Exh. 24-2

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2003.


                                                        /s/ Astrid Bellon
                                                        ------------------------
                                                        Astrid Bellon


                                   Exh. 24-3

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Bernard Bellon
                                                        ------------------------
                                                        Bernard Bellon


                                   Exh. 24-4

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                      /s/ Francois-Xavier Bellon
                                                      --------------------------
                                                      Francois-Xavier Bellon


                                   Exh. 24-5

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Sophie Clamens
                                                        ------------------------
                                                        Sophie Clamens


                                   Exh. 24-6

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Paul Jeanbart
                                                        ------------------------
                                                        Paul Jeanbart


                                   Exh. 24-7

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Charles Milhaud
                                                        ------------------------
                                                        Charles Milhaud


                                   Exh. 24-8

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Francois Perigot
                                                        ------------------------
                                                        Francois Perigot


                                   Exh. 24-9

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Edouard de Royere
                                                        ------------------------
                                                        Edouard de Royere


                                   Exh. 24-10

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Nathalie Szabo
                                                        ------------------------
                                                        Nathalie Szabo


                                   Exh. 24-11

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2003.


                                                        /s/ H.J. Mark Tompkins
                                                        ------------------------
                                                        H.J. Mark Tompkins


                                   Exh. 24-12

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Elisabeth Carpentier
                                                        ------------------------
                                                        Elisabeth Carpentier


                                   Exh. 24-13

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 2003.


                                                        /s/ Jean-Michel Dhenain
                                                        ------------------------
                                                        Jean-Michel Dhenain


                                   Exh. 24-14

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Sian Herbert-Jones
                                                        ------------------------
                                                        Sian Herbert-Jones


                                   Exh. 24-15

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Vincent Hillenmeyer
                                                        ------------------------
                                                        Vincent Hillenmeyer


                                   Exh. 24-16

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Michel Landel
                                                        ------------------------
                                                        Michel Landel


                                   Exh. 24-17

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Dick Macedonia
                                                        ------------------------
                                                        Dick Macedonia


                                   Exh. 24-18

                                POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Sian Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to Sodexho Alliance September 17, 2002 Stock Option Plan, Sodexho Alliance October 2002 Stock Option Plan B, Sodexho Alliance January 2003 Stock Option Plan A, Sodexho Alliance January 27, 2003 Stock Option Plan B, Sodexho Alliance January 27, 2003 Stock Option Plan C and Sodexho Alliance June 12, 2003 Stock Option Plan B, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of June, 2003.


                                                        /s/ Clodine Pincemin
                                                        ------------------------
                                                        Clodine Pincemin


                                   Exh. 24-19